UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2008

                SALOMON SMITH BARNEY FAIRFIELD FUTURES FUND L.P.
             (Exact name of registrant as specified in its charter)


   New York                  000-50736                      04-3621353
   --------                  ---------                      ----------
(State or other           (Commission File                (IRS Employer
jurisdiction of                Number)                    Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                       731 Lexington Avenue - 25th Floor
                       ---------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 4.01   Changes in Registrant's Certifying Accountant.

     (a) On June 26, 2008, the Board of Directors of Citigroup Managed Futures LLC (the "General Partner"), the general partner of Salomon Smith Barney Fairfield Futures Fund L.P. (the "Registrant"), dismissed KPMG LLP ("KPMG") as the registered public accounting firm for the Registrant.

     The audit reports of KPMG on the Registrant's financial statements as of and for the two most recent fiscal years (ending December 31, 2007 and December 31, 2006) did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. The audit reports of KPMG on management's assessment of the effectiveness of internal control over financial reporting as of December 31, 2006 and the effectiveness of internal control over financial reporting as of December 31, 2007 and 2006 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the Registrant's two most recent fiscal years (ending December 31, 2007 and December 31, 2006) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no disagreements between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KPMG, would have caused it to make a reference to the subject matter thereof in its report on the financial statements of the Registrant for such periods. During the Registrant's two most recent fiscal years (ended December 31, 2007 and December 31, 2006) and during the period from the end of the most recently completed fiscal year through the date of this Form 8-K, there were no "reportable events" (as defined in Regulation S-K Item 304(a)(1)(v)).

     The General Partner, on behalf of the Registrant, has provided KPMG with a copy of the foregoing disclosures and has requested that KPMG furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Registrant set forth above. A copy of KPMG's letter dated June 26, 2008 is filed as Exhibit 16.1 to this Form 8-K.

     (b) On June 26, 2008, the Board of Directors of the General Partner, on behalf of the Registrant, approved the engagement of PricewaterhouseCoopers LLP ("PWC") as the independent registered public accounting firm for the Registrant. During the Registrant's two most recent fiscal years (ended December 31, 2007 and December 31, 2006) and the interim period prior to engaging PWC, neither the Registrant, the General Partner, nor anyone on their behalf consulted PWC, on behalf of the Registrant, regarding the application of accounting principles to a specified transaction (either completed or proposed), the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter that was either the subject of a "disagreement," as defined in Item 304(a)(1)(iv) of Regulation S-K and the instructions thereto, or a "reportable event," as defined in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.         Description
-----------         -----------

16.1 Letter dated June 26, 2008 from KPMG LLP to the Securities and Exchange Commission regarding the disclosure contained in Item 4.01 of this report on Form 8-K.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   SALOMON SMITH BARNEY FAIRFIELD FUTURES
                                   FUND L.P.

                                  By: Citigroup Managed Futures LLC,
                                      General Partner



                                  By   /s/ Jerry Pascucci
                                      ------------------------------------------
                                       Jerry Pascucci
                                       President and Director


                                  By   /s/ Jennifer Magro
                                       -----------------------------------------
                                       Jennifer Magro
                                       Chief Financial Officer and Director


Date: July 1, 2008